Exhibit 99.1

DYNEGY INC.
DYNEGY HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements of Dynegy Inc. (“Dynegy”) and Dynegy Holdings Inc. (“DHI”) are included herein:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2009;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2009;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2008;

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

The above referenced unaudited pro forma condensed consolidated financial statements gives effect to the completion of the previously announced strategic transactions (the “LS Power Transactions”) with LS Power Partners, L.P. and certain of its affiliates (collectively, “LS Power”).  At closing, (i) Dynegy sold to LS Power its ownership interests in: Dynegy Arlington Valley, LLC; Griffith Energy LLC; Bridgeport Energy LLC; Rocky Road Power; Tilton Energy LLC; Riverside Generating Company, LLC; Bluegrass Generation Company, L.L.C.; Renaissance Power, L.L.C.; Sandy Creek Services, LLC; and Dynegy Sandy Creek Holdings, LLC and (ii) DHI issued to Adio Bond, LLC, an affiliate of LS Power (“Adio Bond”), $235 million aggregate principal amount of its 7.5 percent Senior Unsecured Notes due 2015 (the “Notes”).  At closing, we received (i) approximately $970 million in cash (consisting, in part, of the release of $175 million of restricted cash on our unaudited condensed consolidated balance sheets that was used to support our funding commitment to Sandy Creek and approximately $200 million for the Notes), subject to working capital adjustments,and (ii) 245 million shares of Dynegy’s Class B common stock from LS Power with the remaining 95 million shares of Dynegy’s Class B common stock held by LS Power converted to the same number of shares of Dynegy’s Class A common stock.

The unaudited pro forma condensed consolidated financial statements have been prepared by applying pro forma adjustments to the consolidated financial statements included in our Current Report on Form 8-K at Exhibit 99.1 filed with the SEC on November 5, 2009 and the unaudited condensed consolidated financial statements included in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 filed with the SEC on November 5, 2009 (the “2009 Form 10-Q”). The unaudited pro forma condensed consolidated statements of operations reflect the LS Power Transactions, assuming the transactions had been consummated as of January 1, 2008. The unaudited pro forma condensed consolidated balance sheet reflects the LS Power Transactions, assuming the transactions had been consummated as of September 30, 2009.

In creating the unaudited pro forma condensed consolidated financial statements, the primary adjustments to the historical financial statements were (i) the removal of the power generation facilities and our equity investment in Sandy Creek sold in the LS Power Transactions, (ii) the receipt of proceeds received in connection with the LS Power Transactions and (iii) the incremental debt and interest expense associated with the Notes issued in connection with the LS Power Transactions.

The pro forma adjustments, as described in the notes to the unaudited pro forma condensed consolidated financial statements, are based on currently available information and management believes such adjustments are reasonable, factually supportable and directly attributable to the aforementioned LS Power Transactions. The unaudited pro forma condensed consolidated financial statements are presented for informational purposes only and are not necessarily indicative of operating results or financial position that would have occurred had the LS Power Transactions described above had been completed as of September 30, 2009 (in the case of the unaudited condensed consolidated balance sheet) or as of January 1, 2008 (in the case of the unaudited condensed consolidated statement of operations), nor are they necessarily indicative of future operating results or financial position.

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2009
(in millions)

	Dynegy Historical(a)	Adjustments for LS Power Transactions		Pro Forma
ASSETS

Current Assets
Cash and cash equivalents	$703	$945	(c)	$1,648
Restricted cash and investments	115	—		115
Short-term investments	2	—		2
Accounts receivable, net of allowance for doubtful accounts	253	—		253
Accounts receivable, affiliates	1	—		1
Inventory	157	—		157
Assets from risk-management activities	927	—		927
Deferred income taxes	4	—		4
Prepayments and other current assets	339	—		339
Assets held for sale	1,273	(1,273)	(b)	—
Total Current Assets	3,774	(328)		3,446
Property, Plant and Equipment	8,895	—		8,895
Accumulated depreciation	(1,880)	—		(1,880)
Property, Plant and Equipment, Net	7,015	—		7,015

Other Assets
Restricted cash and investments	1,164	(275)	(d)	889
Assets from risk-management activities	295	—		295
Intangible assets	399	—		399
Long-term accounts receivable, affiliate	8	(8)	(b)	—
Other long-term assets	369	—		369
Total Assets	$13,024	$(611)		$12,413

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2009
(in millions)

	Dynegy Historical(a)	Adjustments for LS Power Transactions		Pro Forma
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$231	$—		$231
Accrued interest	124	—		124
Accrued liabilities and other current liabilities	149	(2)	(b)	147
Liabilities from risk-management activities	834	—		834
Notes payable and current portion of long-term debt	65	—		65
Deferred income taxes	8	—		8
Liabilities associated with assets held for sale	31	(31)	(b)	—
Total Current Liabilities	1,442	(33)		1,409
Long-term debt	5,928	212	(e)	6,140
Long-term debt to affiliates	200	—		200
Long-Term Debt	6,128	212		6,340 (i)
Other Liabilities
Liabilities from risk-management activities	313	—		313
Deferred income taxes	945	(41)	(f)	904
Other long-term liabilities	451	(63)	(b)	388
Total Liabilities	9,279	75		9,354
Stockholders’ Equity
Common stock, Class A	5	1	(g)	6
Common stock, Class B	3	(3)	(h)	—
Additional paid-in capital	6,494	(623)	(i)	5,871
Subscriptions receivable	(2)	—		(2)
Accumulated other comprehensive loss, net of tax	(179)	21	(b)	(158)
Accumulated deficit	(2,582)	(82)		(2,664)
Treasury stock	(71)	—		(71)
Total Dynegy Inc. Stockholders’ Equity	3,668	(686)		2,982
Noncontrolling interests	77	—		77
Total Stockholders’ Equity	3,745	(686)		3,059

Total Liabilities and Stockholders’ Equity	$13,024	$(611)		$12,413

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2009
(in millions, except per share data)

	Dynegy Historical(j)	Adjustments for LS Power Transactions		Pro Forma
Revenues	$2,027	$(170)	(l)	$1,857
Cost of sales	(927)	94	(l)	(833)
Operating and maintenance expense, exclusive of depreciation shown separately below	(373)	23	(l)	(350)
Depreciation and amortization expense	(258)	24	(l)	(234)
Goodwill impairments	(433)	—		(433)
Impairment and other charges	(535)	326	(l)	(209)
General and administrative expenses	(125)	—		(125)
Operating loss	(624)	297		(327)
Earnings from unconsolidated investments	13	(12)	(l)	1
Interest expense	(311)	(16)	(m)	(327)
Other income and expense, net	10	(2)	(l)	8
Loss from continuing operations before income taxes	(912)	267		(645)
Income tax benefit	147	(44)	(n)	103
Loss from continuing operations	$(765)	$223		$(542)

Loss per Share
Basic loss per share from continuing operations attributable to Dynegy Inc. common stockholders	$(0.89)			$(0.88)
Diluted loss per share from continuing operations attributable to Dynegy Inc. common stockholders	$(0.89)			$(0.88)

Basic shares outstanding	842			597
Diluted shares outstanding	845			600

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008
(in millions, except per share data)

	Dynegy Historical(k)	Adjustments for LS Power Transactions		Pro Forma
Revenues	$3,324	$(326)	(l)	$2,998
Cost of sales	(1,693)	229	(l)	(1,464)
Operating and maintenance expense, exclusive of depreciation shown separately below	(466)	35	(l)	(431)
Depreciation and amortization expense	(346)	32	(l)	(314)
Gain on sale of assets, net	82	—		82
General and administrative expenses	(157)	—		(157)
Operating income	744	(30)		714
Loss from unconsolidated investments	(123)	40	(l)	(83)
Interest expense	(427)	(21)	(m)	(448)
Other income and expense, net	84	(7)	(l)	77
Income from continuing operations before income taxes	278	(18)		260
Income tax expense	(90)	6	(n)	(84)
Income from continuing operations	$188	$(12)		$176

Earningsper Share
Basic earnings per share from continuing operations attributable to Dynegy Inc. common stockholders	$0.23			$0.30
Diluted earnings per share from continuing operations attributable to Dynegy Inc. common stockholders	$0.23			$0.30

Basic shares outstanding	840			595
Diluted shares outstanding	842			597

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)
Dynegy Historical—represents Dynegy’s historical unaudited condensed consolidated balance sheet derived from the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 as filed on November 5, 2009.

(b)	Divested Assets—represents the elimination of historical amounts of assets, liabilities and equity of the divested assets to reflect the pro forma effect of the sale of these assets to LS Power.

(c)	Cash and Cash Equivalents—represents the net cash proceeds from the LS Power Transactions as follows:

Cash receipt from LS Power	$650
Release of restricted cash (see Note (d) below)	175
Notes issuance to Adio Bond	200
Proceeds before adjustments for working capital and transaction costs	1,025
Transaction costs	(22)
Working capital adjustments	(58)
Net proceeds	$945

(d)
Restricted Cash and Investments—represents the release of $275 million of restricted cash previously posted in support of DHI’s equity commitment to Sandy Creek, of which $175 million is included in the proceeds noted in (c) above.  The remaining $100 million was included in the assets sold in the LS Power Transactions.

(e)	Long-Term Debt—represents the fair value at September 30, 2009 of the debt incurred in connection with the LS Power Transactions consisting of $235 million of Senior Unsecured Notes due 2015.

(f)
Deferred Income Taxes—represents the adjustments required to record the estimated difference between the tax basis and the book basis of current assets and liabilities subsequent to the sale to LS Power.

(g)
Common Stock, Class A—represents the par value of the remaining 95 million shares held by LS Power subsequent to the LS Power Transactions.  The shares were converted from Class B shares to Class A shares upon closing.

(h)
Common Stock, Class B—represents the removal of the par value of the 340 million shares of Class B shares of stock held by LS Power.  Dynegy received and retired 245 million shares in connection with the LS Power Transactions.  The remaining 95 million shares held by LS Power were converted to Class A shares upon closing.

(i)
Additional paid-in capital—represents the difference in the fair value at September 30, 2009 and the par value of the shares received in the LS Power Transactions.  The repurchased shares were not recorded to treasury stock because the shares were retired.

(j)
Dynegy Historical—represents Dynegy’s historical unaudited condensed consolidated statement of operations for the nine months ended September 30, 2009 from the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 filed on November 5, 2009.

(k)
Dynegy Historical—represents Dynegy’s historical audited consolidated statement of operations for the fiscal year ended December 31, 2008, as derived from the Current Report on Form 8-K at Exhibit 99.1as filed on November 5, 2009.

(l)
Divested Assets—represents the elimination of historical operations of the divested assets that were not classified as discontinued operations in our historical unaudited consolidated statements of operations to reflect the pro forma effect of the sale of these assets to LS Power. Please see Note 2 – Dispositions and Discontinued Operations in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 as filed on November 5, 2009.

(m)
Interest Expense—represents interest expense, including amortization of the original issue discount, of $21 million for the year ended December 31, 2008 and $16 million for the nine months ended September 30, 2009 resulting from the increase in debt to reflect the issuance of the $235 million of Senior Unsecured Notes due 2015 which were issued in connection with the LS Power Transactions.

(n)
Income Tax Benefit (Expense)—represents the pro forma tax effect of the above adjustments based on historical rates of approximately 16 percent and 32 percent for the nine months ended September 30, 2009 and the year ended December 31, 2008, respectively.

DYNEGY HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2009
(in millions)

	DHI Historical(a)	Adjustments for LS Power Transactions		Pro Forma

ASSETS

Current Assets
Cash and cash equivalents	$519	$1,075	(c)	$1,594
Restricted cash and investments	115	—		115
Short-term investments	2	—		2
Accounts receivable, net of allowance for doubtful accounts	255	—		255
Accounts receivable, affiliates	1	—		1
Inventory	157	—		157
Assets from risk-management activities	927	—		927
Deferred income taxes	4	—		4
Prepayments and other current assets	340	—		340
Assets held for sale	1,273	(1,273)	(b)	—
Total Current Assets	3,593	(198)		3,395
Property, Plant and Equipment	8,895	—		8,895
Accumulated depreciation	(1,880)	—		(1,880)
Property, Plant and Equipment, Net	7,015	—		7,015

Other Assets
Restricted cash and investments	1,164	(275)	(d)	889
Assets from risk-management activities	295	—		295
Intangible assets	399	—		399
Long-term accounts receivable, affiliate	8	(8)	(b)	—
Other long-term assets	368	—		368
Total Assets	$12,842	$(481)		$12,361

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
As of September 30, 2009
(in millions)

	DHI Historical(a)	Adjustments for LS Power Transactions		Pro Forma

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$231	$—		$231
Accrued interest	124	—		124
Accrued liabilities and other current liabilities	147	(2)	(b)	145
Liabilities from risk-management activities	834	—		834
Notes payable and current portion of long-term debt	65	—		65
Deferred income taxes	10	—		10
Liabilities associated with assets held for sale	31	(31)	(b)	—
Total Current Liabilities	1,442	(33)		1,409
Long-term debt	5,928	212	(e)	6,140
Long-term debt to affiliates	200	—		200
Long-Term Debt	6,128	212		6,340
Other Liabilities
Liabilities from risk-management activities	313	—		313
Deferred income taxes	808	(41)	(f)	767
Other long-term liabilities	451	(63)	(b)	388
Total Liabilities	9,142	75		9,217
Stockholders’ Equity
Capital stock, $1 par value	—	—		—
Additional paid-in capital	5,545	(410)	(g)	5,135
Affiliate receivable	(823)	(85)	(h)	(908)
Accumulated other comprehensive loss, net of tax	(179)	21	(b)	(158)
Accumulated deficit	(920)	(82)		(1,002)
Total Dynegy Holdings Inc. Stockholder’s Equity	3,623	(556)		3,067
Noncontrolling interests	77	—		77
Total Stockholders’ Equity	3,700	(556)		3,144

Total Liabilities and Stockholders’ Equity	$12,842	$(481)		$12,361

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2009
(in millions)

	DHI Historical(i)	Adjustments for LS Power Transactions		Pro Forma
Revenues	$2,027	$(170)	(k)	$1,857
Cost of sales	(927)	94	(k)	(833)
Operating and maintenance expense, exclusive of depreciation shown separately below	(375)	23	(k)	(352)
Depreciation and amortization expense	(258)	24	(k)	(234)
Goodwill impairments	(433)	—		(433)
Impairment and other charges	(535)	326	(k)	(209)
General and administrative expenses	(125)	—		(125)
Operating loss	(626)	297		(329)
Earnings from unconsolidated investments	12	(12)	(k)	—
Interest expense	(311)	(16)	(l)	(327)
Other income and expense, net	9	(2)	(k)	7
Loss from continuing operations before income taxes	(916)	267		(649)
Income tax benefit	152	(44)	(m)	108
Loss from continuing operations	$(764)	$223		$(541)

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008
(in millions)

	DHI Historical(j)	Adjustments for LS Power Transactions		Pro Forma
Revenues	$3,324	$(326)	(k)	$2,998
Cost of sales	(1,693)	229	(k)	(1,464)
Operating and maintenance expense, exclusive of depreciation shown separately below	(466)	35	(k)	(431)
Depreciation and amortization expense	(346)	32	(k)	(314)
Gain on sale of assets, net	82	—		82
General and administrative expenses	(157)	—		(157)
Operating income	744	(30)		714
Loss from unconsolidated investments	(40)	40	(k)	—
Interest expense	(427)	(21)	(l)	(448)
Other income and expense, net	83	(7)	(k)	76
Income from continuing operations before income taxes	360	(18)		342
Income tax expense	(138)	6	(m)	(132)
Income from continuing operations	$222	$(12)		$210

See the notes to unaudited pro forma condensed consolidated financial statements.

DYNEGY HOLDINGS INC.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(a)
DHI Historical—represents DHI’s historical unaudited condensed consolidated balance sheet derived from the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009 as filed on November 5, 2009.

(b)	Divested Assets—represents the elimination of historical amounts of assets, liabilities and equity of the divested assets to reflect the pro forma effect of the sale of these assets to LS Power.

(c)	Cash and Cash Equivalents—represents the net cash proceeds from the LS Power Transactions as follows:

Cash receipt from LS Power	$650
Release of restricted cash (see Note (d) below)	175
Notes issuance to Adio Bond	200
Proceeds before adjustments	1,025
Dividend to Dynegy Inc. (see Note (g) below)	(410)
Additional cash received from LS Power	540
Transaction costs	(22)
Working capital adjustments	(58)
Net proceeds	$1,075

(d)
Restricted Cash and Investments—represents the release of $275 million of restricted cash previously posted in support of DHI’s equity commitment to Sandy Creek, of which $175 million is included in the proceeds as noted in (c) above.  The remaining $100 million was included in the assets sold in the LS Power Transactions.

(e)	Long-Term Debt—represents the fair value at September 30, 2009 of the debt incurred in connection with the LS Power Transactions consisting of $235 million of Senior Unsecured Notes due 2015.

(f)
Deferred Income Taxes—represents the adjustments required to record the estimated difference between the tax basis and the book basis of current assets and liabilities subsequent to the sale to LS Power.

(g)
Additional Paid-In Capital—represents the change in Dynegy Inc.’s investment in DHI as a result of a dividend of $410 million.  Dynegy Inc. will use the $410 million, plus an additional $130 million of cash on hand, to acquire 245 million shares of its Class B common stock currently held by LS Power.

(h)
Affiliate Receivable—represents the difference in the fair value at September 30, 2009 and the purchase price of the Class B common stock purchased by Dynegy Inc. as discussed in (g) above.  The actual changein the affiliate receivable will vary based on the fair value of the 245 million shares ofDynegy Inc. Class B common stock at closing.

(i)
DHI Historical—represents DHI’s historical unaudited condensed consolidated statement of operations for the nine months ended September 30, 2009 from the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 as filed on November 5, 2009.

(j)
DHI Historical—represents DHI’s historical audited consolidated statement of operations for the fiscal year ended December 31, 2008, as derived from the Current Report on Form 8-K at Exhibit 99.1as filed on November 5, 2009.

(k)
Divested Assets—represents the elimination of historical operations of the divested assets that were not classified as discontinued operations in our historical consolidated statements of operations to reflect the pro forma effect of the sale of these assets to LS Power. Please see Note 2 – Dispositions and Discontinued Operations in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2009 as filed on November 5, 2009.

(l)
Interest Expense—represents interest expense, including amortization of the original issue discount, of $21 million for the year ended December 31, 2008 and $16 million for the nine months ended September 30, 2009 resulting from the increase in debt to reflect the issuance of the $235 million of Senior Unsecured Notes due 2015 which were issued in connection with the LS Power Transactions.

(m)
Income Tax Benefit (Expense)—represents the pro forma tax effect of the above adjustments based on historical rates of approximately 17 percent and 38 percent for the nine months ended September 30, 2009 and the year ended December 31, 2008, respectively.